Filed pursuant to Rule 497(a)

File No. 333-189817

Rule 482ad

Apollo Investment Corporation

Prices Public Offering of $350 Million 5.25% Unsecured Notes Due 2025

New York, NY — February 24, 2015 — Apollo Investment Corporation (NASDAQ: AINV) or the “Company,” or “Apollo Investment,” announced that it has priced an underwritten public offering of $350 million in aggregate principal amount of 5.25% unsecured notes due 2025 (the “Notes”). The Notes will mature on March 3, 2025 and may be redeemed in whole or in part at the Company’s option at any time, or from time to time, at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 5.25% per year payable semi-annually on March 3 and September 3 of each year, with the first interest payment due on September 3, 2015.

Barclays, Citigroup, J.P. Morgan, SunTrust Robinson Humphrey, BMO Capital Markets, Credit Suisse, Deutsche Bank Securities and UBS Investment Bank are acting as joint-book running managers for this offering. Apollo Global Securities and Natixis are acting as co-managers for this offering. The offering is expected to close and settle on March 3, 2015, subject to customary closing conditions.

Apollo Investment expects to use the net proceeds from this offering to repay a portion of the indebtedness owed under its senior secured, multi-currency, revolving credit facility and, to the extent not applied for such purpose, for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.

The offering is being made pursuant to the Company’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, or telephone: 888-603-5847, or e-mail Barclaysprospectus@broadridge.com; or from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or telephone: 800-831-9146.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated February 24, 2015 and the accompanying prospectus dated September 12, 2014, each of which have been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Apollo Investment Corporation

Apollo Investment Corporation (NASDAQ: AINV) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in various forms of debt investments, including secured and unsecured debt, loan investments, and/or equity in private middle-market companies. The Company may also invest in the securities of public companies and structured products and other investments such as collateralized loan obligations and credit linked notes. The Company seeks to provide private financing solutions for private companies that do not have access to the more traditional providers of credit. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Global Management, LLC, a leading global alternative investment manager. For more information, please visit www.apolloic.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; our contractual arrangements and relationships with third parties; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; new strategic initiatives; the ability to reposition the investment portfolio; the market outlook; future investment activity; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Contact

Elizabeth Besen

Investor Relations Manager

Apollo Investment Corporation

(212) 822-0625

ebesen@apollolp.com